Exhibit 99.2

NORTHERN VIRGINIA INDUSTRIAL PARK ±814,000 SF INDUSTRIAL PARK - LORTON, VIRGINIA SUPPLEMENTAL INFORMATION FOURTH QUARTER 2019 701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 2019

Forward-Looking Statement

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment, as well as national, state and local laws and regulations including, without limitation, those governing REITs; the impact of general economic conditions upon rental rates and occupancy levels at the Company’s facilities; the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Cash NOI – We utilized cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in revenue and in cost of operations. The non-cash items in revenue include straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. The non-cash items in cost of operations is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash income or expenses such as straight-line rent and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Retained Cash – Retain cash represents free cash available after fixed charges less (i) non-recurring property renovations and funds used for development and redevelopment.

	December 31, 2019	December 31, 2018
ASSETS

Cash and cash equivalents	$62,786	$37,379	(a)

Real estate facilities, at cost (1)
Land	846,635	758,542
Buildings and improvements	2,206,134	2,138,659

	3,052,769	2,897,201
Accumulated depreciation	(1,159,769)	(1,087,102)

	1,893,000	1,810,099	(b)
Properties held for sale, net (2)	11,502	140,384	(c)
Land and building held for development, net	28,110	30,848

	1,932,612	1,981,331

Rent receivable	1,392	1,403	(d)
Deferred rent receivable	32,993	33,308
Other assets	16,660	15,173	(e)

Total assets	$2,046,443	$2,068,594

LIABILITIES AND EQUITY

Accrued and other liabilities	$84,632	$85,141	(f)

Total liabilities	84,632	85,141

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	959,750
Common stock	274	274
Paid-in capital	736,986	736,131	(g)
Accumulated earnings	63,666	69,207	(h)

Total PS Business Parks, Inc.’s shareholders’ equity	1,745,676	1,765,362
Noncontrolling interests	216,135	218,091

Total equity	1,961,811	1,983,453

Total liabilities and equity	$2,046,443	$2,068,594

See following page for additional detail related to the tickmarks shown in the table above.

(1)

During 2019, the Company acquired Walnut Avenue Business Park (74,000 square feet) located in Signal Hill, California, Hathaway Industrial Park (543,000 square feet) located in Santa Fe Springs, California, and San Tomas Business Centre (79,000 square feet) located in Santa Clara, California, for a total purchase price of $134.9 million, inclusive of capitalized transaction costs.

(2)

Subsequent to December 31, 2019, the Company completed the sale of a one single-tenant government building totaling 113,000 square feet at Metro Park North located in Montgomery County, Maryland, for a gross sales price of $30.0 million. This building along with the 1.3 million square feet of assets sold during 2019 represents the entirety of the properties held for sale, net as of December 31, 2019 and 2018.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2018			$37,379
	Net cash provided by operating activities			290,595
	Net cash used in investing activities			(34,322)
	Net cash used in financing activities			(230,866)

	Ending cash balance at December 31, 2019			$62,786

(b)	Change in real estate facilities
	Beginning balance at December 31, 2018			$1,810,099
	Acquisition of real estate			132,406
	Recurring capital improvements			11,244
	Tenant improvements, gross			18,087
	Capitalized lease commissions			8,267
	Nonrecurring capital improvements			2,494
	Depreciation and amortization			(93,416)
	Transfer to properties held for sale			3,819

	Ending balance at December 31, 2019			$1,893,000

(c)	Change in properties held for sale, net:
	Beginning balance at December 31, 2018			$140,384
	Recurring capital expenditures			1,134
	Depreciation and amortization			(4,953)
	Net book value of asset sold			(125,063)

	Ending balance at December 31, 2019			$11,502

(d)	Change in rent receivable	December 31, 2019	December 31, 2018	Increase (Decrease)
	Non-government customers	$597	$640	$(43)
	U.S. Government customers	795	763	32

		$1,392	$1,403	$(11)

(e)	Change in other assets	December 31, 2019	December 31, 2018	Increase (Decrease)
	Lease intangible assets, net	$9,973	$8,671	$1,302
	Prepaid property taxes and insurance	2,572	3,381	(809)
	Other	4,115	3,121	994

		$16,660	$15,173	$1,487

(f)	Change in accrued and other liabilities	December 31, 2019	December 31, 2018	Increase (Decrease)
	Customer security deposits	$39,118	$37,557	$1,561
	Accrued property taxes	11,521	10,454	1,067
	Customer prepaid rent	14,519	16,830	(2,311)
	Lease intangible liabilities, net	8,541	7,870	671
	Other	10,933	12,430	(1,497)

		$84,632	$85,141	$(509)

(g)	Change in paid-in capital
	Beginning paid-in capital			$736,131
	Issuance cost of preferred stock			(8,962)
	Charge related to the redemption of preferred securities			11,007
	Exercise of stock options			969
	Stock compensation expense, net			4,046
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(6,350)
	Adjustment to reflect noncontrolling interests underlying ownership - common units			145

	Ending paid in capital			$736,986

(h)	Change in accumulated earnings
	Beginning accumulated earnings			$69,207
	Net income			174,966
	Charge related to the redemption of preferred securities			(11,007)
	Distributions to preferred shareholders			(54,346)
	Distributions to common shareholders			(115,154)

	Ending accumulated earnings			$63,666

	For The Three Months		For the Years
	Ended December 31,		Ended December 31,
	2019	2018	2019	2018
Rental income	$106,175	$104,125	$429,846	$413,516	(a)

Expenses
Cost of operations (1)	30,822	30,181	128,343	124,630	(b)
Depreciation and amortization	28,386	25,737	104,249	99,242
General and administrative (1) (2)	3,650	3,512	13,761	12,072	(c)

Total operating expenses	62,858	59,430	246,353	235,944

Interest and other income	1,726	444	4,492	1,510	(d)
Interest and other expense	(173)	(166)	(657)	(665)	(e)
Gain on sale of real estate facilities	16,644	8,201	16,644	93,484

Net income	61,514	53,174	203,972	271,901
Allocation to noncontrolling interests	(7,336)	(8,385)	(29,006)	(45,199)

Net income allocable to PS Business Parks, Inc.	54,178	44,789	174,966	226,702
Allocation to preferred shareholders based upon
Distributions	(15,469)	(12,959)	(54,346)	(51,880)
Charge related to the redemption of preferred securities	(11,007)	—	(11,007)	—
Allocation to restricted stock unit holders	(211)	(331)	(910)	(1,923)

Net income allocable to common shareholders	$27,491	$31,499	$108,703	$172,899

Net income per common share
Basic	$1.00	$1.15	$3.96	$6.33
Diluted	$1.00	$1.15	$3.95	$6.31

Weighted average common shares outstanding
Basic	27,439	27,353	27,418	27,321
Diluted	27,551	27,454	27,526	27,422

See following page for additional detail related to the tickmarks shown in the table above.

(1)

Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified our divisional vice presidents’ compensation costs totaling $456,000 for the three months ended December 31, 2018, consisting of $305,000 of compensation costs and $151,000 of stock compensation expense, and compensation costs totaling $1.9 million for the year ended December 31, 2018, consisting of $1.3 million of compensation costs and $617,000 of stock compensation expense, from cost of operations into general and administrative expenses on our consolidated statements of income in the three months and years ended December 31, 2018 in order to conform to the current periods’ presentation.

(2)	During the year ended December 31, 2019, we recorded a one-time charge to stock compensation expense of $1.1 million resulting from a modification to the Retirement Plan for Non-Employee Directors.

		For The Three Months Ended		Increase	For the Years Ended		Increase
(a)	Rental income:	December 31, 2019	December 31, 2018	(Decrease)	December 31, 2019	December 31, 2018	(Decrease)
	Same Park	$97,071	$90,690	$6,381	$380,366	$361,030	$19,336
	Same Park non-cash items (1)	565	874	(309)	2,457	3,781	(1,324)
	Non-Same Park	4,500	2,419	2,081	13,352	5,168	8,184
	Non-Same Park non-cash items (1)	268	131	137	924	364	560
	Multifamily	2,582	2,295	287	10,070	7,330	2,740
	Multifamily non-cash items (1)	1	1	-	5	23	(18)
	Revenue from assets sold and held for sale (2)	1,188	7,715	(6,527)	22,672	35,820	(13,148)

		$106,175	$104,125	$2,050	$429,846	$413,516	$16,330

		For The Three Months Ended		Increase	For the Years Ended		Increase
(b)	Cost of operations:	December 31, 2019	December 31, 2018	(Decrease)	December 31, 2019	December 31, 2018	(Decrease)
	Same Park	$27,310	$25,253	$2,057	$109,708	$104,380	$5,328
	Same Park non-cash items (3)	209	339	(130)	1,026	1,295	(269)
	Non-Same Park	1,595	907	688	4,899	1,884	3,015
	Non-Same Park non-cash items (3)	13	19	(6)	54	37	17
	Multifamily	1,019	1,041	(22)	4,137	4,054	83
	Expenses from assets sold and held for sale (2)	676	2,622	(1,946)	8,519	12,980	(4,461)

		$30,822	$30,181	$641	$128,343	$124,630	$3,713

		For The Three Months Ended		Increase	For the Years Ended		Increase
(c)	General and administrative expenses:	December 31, 2019	December 31, 2018	(Decrease)	December 31, 2019	December 31, 2018	(Decrease)
	Compensation expense	$1,964	$1,742	$222	$6,258	$5,876	$382
	Stock compensation expense	741	858	(117)	3,822	2,728	1,094
	Professional fees and other	945	912	33	3,681	3,468	213

		$3,650	$3,512	$138	$13,761	$12,072	$1,689

		For The Three Months Ended		Increase	For the Years Ended		Increase
(d)	Interest and other income:	December 31, 2019	December 31, 2018	(Decrease)	December 31, 2019	December 31, 2018	(Decrease)
	Management fee income	$66	$76	$(10)	$287	$407	$(120)
	Interest income	1,068	270	798	1,885	489	1,396
	Other income	592	98	494	2,320	614	1,706

		$1,726	$444	$1,282	$4,492	$1,510	$2,982

		For The Three Months Ended		Increase	For the Years Ended		Increase
(e)	Interest and other expense:	December 31, 2019	December 31, 2018	(Decrease)	December 31, 2019	December 31, 2018	(Decrease)
	Interest expense	$(20)	$-	$20	$(67)	$(18)	$49
	Facilities fees & other charges	(153)	(166)	(13)	(590)	(647)	(57)

		$(173)	$(166)	$7	$(657)	$(665)	$(8)

(1)	Non-cash items in revenue represent straight-line rent, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements.
(2)

Amounts for the three months and years ended December 31, 2019 reflect the operating results related to a 113,000 square foot office building held for sale as of December 31,2019 and 1.3 million square feet of assets sold in 2019; amounts for the three months and years ended December 31, 2018 reflect the operating results related to a 113,000 square foot office building held for sale as of December 31, 2019, the 1.3 million square feet of assets sold in 2019, and 899,000 square feet of assets sold in 2018.

(3)	Non-cash items in cost of operations represent stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION (1)
	For The Three Months Ended December 31,			For the Years Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Total Portfolio (2)
Total rentable square footage at period end	27,449,000	26,753,000	2.6%	27,449,000	26,753,000	2.6%
Weighted average occupancy	94.4%	94.7%	(0.3%)	94.2%	94.4%	(0.2%)
Period end occupancy	94.9%	94.5%	0.4%	94.9%	94.5%	0.4%
Annualized realized rent per occupied sq. ft. (3) (5)	$15.84	$14.86	6.6%	$15.63	$14.91	4.8%
RevPAF (4) (5)	$14.96	$14.07	6.3%	$14.71	$14.08	4.5%

Same Park Portfolio (6)
Total rentable square footage at period end	25,696,000	25,696,000	-	25,696,000	25,696,000	-
Weighted average occupancy	94.4%	95.4%	(1.0%)	94.5%	94.9%	(0.4%)
Period end occupancy	94.9%	95.3%	(0.4%)	94.9%	95.3%	(0.4%)
Annualized realized rent per occupied sq. ft. (3) (5)	$16.10	$14.94	7.8%	$15.76	$14.96	5.3%
RevPAF (4) (5)	$15.20	$14.25	6.7%	$14.90	$14.20	4.9%

Non-Same Park Portfolio (7)
Total rentable square footage at period end	1,753,000	1,057,000	65.8%	1,753,000	1,057,000	65.8%
Weighted average occupancy	94.7%	76.8%	23.3%	87.4%	76.3%	14.5%
Period end occupancy	94.4%	76.7%	23.1%	94.4%	76.7%	23.1%
Annualized realized rent per occupied sq. ft. (3)	$11.95	$12.56	(4.9%)	12.69	12.11	4.8%
RevPAF (4)	$11.33	$9.65	17.4%	11.09	9.24	20.0%

Multifamily Portfolio
Number of units	395	395	-	395	395	-
Weighted average occupancy	95.5%	93.5%	2.1%	95.4%	78.2%	22.0%
Period end occupancy	94.7%	95.9%	(1.3%)	94.7%	95.9%	(1.3%)

(1)	Excludes an 113,000 square foot office building held for sale as of December 31, 2019, 1.3 million rentable square feet of assets sold in 2019, and 899,000 square feet of assets sold in 2018.
(2)	Operating metrics from our multifamily asset are excluded from the total portfolio operating metrics.
(3)	Annualized realized rent per occupied square foot represents the annualized revenue earned per occupied square foot.
(4)	RevPAF represents the annualized revenue earned per total weighted average available square foot.
(5)

Total and Same Park annualized realized rent per occupied square foot and RevPAF include lease buyout income of $232,000 and $120,000 for the three months ended December 31, 2019 and 2018, respectively, and $1.4 million and $583,000 for the years ended December 31, 2019 and 2018, respectively.

(6)	Same Park includes assets acquired prior to January 1, 2017.
(7)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.

NET OPERATING INCOME
	For The Three Months Ended December 31,			For the Years Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Rental income
Same Park (1)	$97,636	$91,564	6.6%	$382,823	$364,811	4.9%
Non-Same Park (2)	4,768	2,550	87.0%	14,276	5,532	158.1%
Multifamily	2,583	2,296	12.5%	10,075	7,353	37.0%
Assets sold or held for sale (4)	1,188	7,715	(84.6%)	22,672	35,820	(36.7%)

Total rental income	106,175	104,125	2.0%	429,846	413,516	3.9%

Adjusted cost of operations (3)
Same Park (1)	27,310	25,253	8.1%	109,708	104,380	5.1%
Non-Same Park (2)	1,595	907	75.9%	4,899	1,884	160.0%
Multifamily	1,019	1,041	(2.1%)	4,137	4,054	2.0%
Assets sold or held for sale (4)	674	2,597	(74.0%)	8,465	12,866	(34.2%)

Total adjusted cost of operations	30,598	29,798	2.7%	127,209	123,184	3.3%

Net operating income
Same Park (1)	70,326	66,311	6.1%	273,115	260,431	4.9%
Non-Same Park (2)	3,173	1,643	93.1%	9,377	3,648	157.0%
Multifamily	1,564	1,255	24.6%	5,938	3,299	80.0%
Assets sold or held for sale (4)	514	5,118	(90.0%)	14,207	22,954	(38.1%)

Total net operating income	$75,577	$74,327	1.7%	$302,637	$290,332	4.2%

CASH NET OPERATING INCOME

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Cash rental income (5)
Same Park (1)	$97,071	$90,690	7.0%	$380,366	$361,030	5.4%
Non-Same Park (2)	4,500	2,419	86.0%	13,352	5,168	158.4%
Multifamily	2,582	2,295	12.5%	10,070	7,330	37.4%
Assets sold or held for sale (4)	1,155	7,469	(84.5%)	22,121	34,735	(36.3%)

Total cash rental income	105,308	102,873	2.4%	425,909	408,263	4.3%

Adjusted cost of operations (3)
Same Park (1)	27,310	25,253	8.1%	109,708	104,380	5.1%
Non-Same Park (2)	1,595	907	75.9%	4,899	1,884	160.0%
Multifamily	1,019	1,041	(2.1%)	4,137	4,054	2.0%
Assets sold or held for sale (4)	674	2,597	(74.0%)	8,465	12,866	(34.2%)

Total adjusted cost of operations	30,598	29,798	2.7%	127,209	123,184	3.3%

Cash net operating income
Same Park (1)	69,761	65,437	6.6%	270,658	256,650	5.5%
Non-Same Park (2)	2,905	1,512	92.1%	8,453	3,284	157.4%
Multifamily	1,563	1,254	24.6%	5,933	3,276	81.1%
Assets sold or held for sale (4)	481	4,872	(90.1%)	13,656	21,869	(37.6%)

Total cash net operating income	$74,710	$73,075	2.2%	$298,700	$285,079	4.8%

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre)

	For The Three Months Ended December 31,			For the Years Ended December 31,
	2019	2018	% Change	2019	2018	% Change
Net income	$61,514	$53,174	15.7%	$203,972	$271,901	(25.0%)
Net interest (income) expense	(912)	(133)	585.7%	(1,274)	66	(2,030.3%)
Depreciation and amortization	28,386	25,737	10.3%	104,249	99,242	5.0%
Gain on sale of real estate facilities and development rights	(16,644)	(8,201)	103.0%	(16,644)	(93,484)	(82.2%)

EBITDAre	$72,344	$70,577	2.5%	$290,303	$277,725	4.5%

(1)

Same Park includes assets acquired prior to January 1, 2017. Same Park rental income and cash rental income include lease buyout income of $232,000 and $120,000 for the three months ended December 31, 2019 and 2018, respectively, and $1.4 million and $583,000 for the years ended December 31, 2019 and 2018, respectively.

(2)	Non-Same Park reflects assets acquired on or subsequent to January 1, 2017.
(3)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $305,000 and $1.3 million for the three months and year ended December 31, 2018, respectively, from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $151,000 and $617,000 for the three months and year ended December 31, 2018, respectively, had previously been excluded from adjusted cost of operations.

(4)

NOI from assets sold in 2019 and assets held for sale was $514,000 and $5.1 million for the three months ended December 31, 2019 and 2018, respectively, and $14.2 million and $19.9 million for the years ended December 31, 2019 and 2018, respectively. Cash NOI from assets held for sale was $480,000 and $4.9 million for the three months ended December 31, 2019 and 2018, respectively, and $13.7 million and $19.0 million for the years ended December 31, 2019 and 2018, respectively. The remainder of the three months and full year December 31, 2018 NOI balances relate to assets that sold during 2018.

(5)	Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements.

	For the Three Months Ended
	December 31, 2019				December 31, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$22,753	$2,503	$3,187	$28,443	$20,279	$2,392	$2,891	$25,562	11.3%
Southern California	9,011	4,779	184	13,974	8,615	4,542	153	13,310	5.0%
Dallas	2,977	5,214	—	8,191	2,871	5,031	—	7,902	3.7%
Austin	1,985	5,528	—	7,513	1,942	5,072	—	7,014	7.1%
Northern Virginia	1,814	6,389	10,068	18,271	1,735	6,044	9,803	17,582	3.9%
South Florida	10,359	497	32	10,888	9,882	484	—	10,366	5.0%
Suburban Maryland	1,034	—	4,028	5,062	1,124	—	3,413	4,537	11.6%
Seattle	2,937	1,605	187	4,729	2,698	1,540	179	4,417	7.1%

Total	52,870	26,515	17,686	97,071	49,146	25,105	16,439	90,690	7.0%

Adjusted cost of operations (2)
Northern California	4,716	626	805	6,147	4,334	642	802	5,778	6.4%
Southern California	2,217	1,267	62	3,546	2,109	1,180	67	3,356	5.7%
Dallas	872	1,798	—	2,670	856	1,700	—	2,556	4.5%
Austin	625	1,764	—	2,389	614	1,706	—	2,320	3.0%
Northern Virginia	532	2,007	4,019	6,558	483	1,813	3,915	6,211	5.6%
South Florida	2,998	148	32	3,178	2,265	119	—	2,384	33.3%
Suburban Maryland	357	—	1,388	1,745	319	—	1,313	1,632	6.9%
Seattle	660	366	51	1,077	613	349	54	1,016	6.0%

Total	12,977	7,976	6,357	27,310	11,593	7,509	6,151	25,253	8.1%

Cash NOI
Northern California	18,037	1,877	2,382	22,296	15,945	1,750	2,089	19,784	12.7%
Southern California	6,794	3,512	122	10,428	6,506	3,362	86	9,954	4.8%
Dallas	2,105	3,416	—	5,521	2,015	3,331	—	5,346	3.3%
Austin	1,360	3,764	—	5,124	1,328	3,366	—	4,694	9.2%
Northern Virginia	1,282	4,382	6,049	11,713	1,252	4,231	5,888	11,371	3.0%
South Florida	7,361	349	—	7,710	7,617	365	—	7,982	(3.4%)
Suburban Maryland	677	—	2,640	3,317	805	—	2,100	2,905	14.2%
Seattle	2,277	1,239	136	3,652	2,085	1,191	125	3,401	7.4%

Total	$39,893	$18,539	$11,329	$69,761	$37,553	$17,596	$10,288	$65,437	6.6%

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $232,000 and $120,000 for the three months ended December 31, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $280,000 for the three months ended December 31, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $142,000 for the three months ended December 31, 2018 had previously been excluded from adjusted cost of operations.

	For the Years Ended
	December 31, 2019				December 31, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Cash rental income (1)
Northern California	$85,234	$9,917	$12,203	$107,354	$78,478	$9,484	$11,346	$99,308	8.1%
Southern California	35,199	18,909	757	54,865	34,241	18,027	625	52,893	3.7%
Dallas	12,230	21,082	—	33,312	11,346	19,019	—	30,365	9.7%
Austin	8,288	22,077	—	30,365	7,956	21,553	—	29,509	2.9%
Northern Virginia	7,114	25,277	41,010	73,401	6,906	24,610	39,868	71,384	2.8%
South Florida	41,303	1,920	103	43,326	39,390	2,005	83	41,478	4.5%
Suburban Maryland	4,407	—	15,197	19,604	4,502	—	14,226	18,728	4.7%
Seattle	11,102	6,302	735	18,139	10,646	5,992	727	17,365	4.5%

Total	204,877	105,484	70,005	380,366	193,465	100,690	66,875	361,030	5.4%

Adjusted cost of operations (2)
Northern California	18,526	2,602	3,185	24,313	17,207	2,512	2,934	22,653	7.3%
Southern California	8,869	5,063	283	14,215	8,397	4,685	267	13,349	6.5%
Dallas	3,702	7,786	—	11,488	3,666	7,230	—	10,896	5.4%
Austin	2,778	8,065	—	10,843	2,637	7,715	—	10,352	4.7%
Northern Virginia	2,104	7,557	15,827	25,488	1,998	7,314	15,816	25,128	1.4%
South Florida	11,262	602	113	11,977	10,162	509	62	10,733	11.6%
Suburban Maryland	1,427	—	5,699	7,126	1,349	—	5,640	6,989	2.0%
Seattle	2,566	1,492	200	4,258	2,612	1,446	222	4,280	(0.5%)

Total	51,234	33,167	25,307	109,708	48,028	31,411	24,941	104,380	5.1%

Cash NOI
Northern California	66,708	7,315	9,018	83,041	61,271	6,972	8,412	76,655	8.3%
Southern California	26,330	13,846	474	40,650	25,844	13,342	358	39,544	2.8%
Dallas	8,528	13,296	—	21,824	7,680	11,789	—	19,469	12.1%
Austin	5,510	14,012	—	19,522	5,319	13,838	—	19,157	1.9%
Northern Virginia	5,010	17,720	25,183	47,913	4,908	17,296	24,052	46,256	3.6%
South Florida	30,041	1,318	(10)	31,349	29,228	1,496	21	30,745	2.0%
Suburban Maryland	2,980	—	9,498	12,478	3,153	—	8,586	11,739	6.3%
Seattle	8,536	4,810	535	13,881	8,034	4,546	505	13,085	6.1%

Total	$153,643	$72,317	$44,698	$270,658	$145,437	$69,279	$41,934	$256,650	5.5%

(1)

Cash rental income excludes non-cash items, specifically straight-line rent, amortization of above and below market rents, net, amortization of lease incentives and tenant improvement reimbursements. Cash rental income includes lease buyout income of $1.4 million and $583,000 for the years ended December 31, 2019 and 2018, respectively.

(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in costs of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $1.2 million for the year ended December 31, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $585,000 for the year ended December 31, 2018 had previously been excluded from adjusted cost of operations.

	For the Three Months Ended
	December 31, 2019				December 31, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Rental income (1)
Northern California	$23,009	$2,467	$3,160	$28,636	$20,274	$2,367	$2,893	$25,534	12.1%
Southern California	9,071	4,813	183	14,067	8,601	4,516	165	13,282	5.9%
Dallas	3,021	5,301	—	8,322	2,926	5,072	—	7,998	4.1%
Austin	1,996	5,581	—	7,577	1,925	5,178	—	7,103	6.7%
Northern Virginia	1,888	6,272	10,121	18,281	1,827	6,132	10,210	18,169	0.6%
South Florida	10,466	487	33	10,986	9,869	488	—	10,357	6.1%
Suburban Maryland	1,080	—	3,965	5,045	1,098	—	3,647	4,745	6.3%
Seattle	2,904	1,634	184	4,722	2,648	1,550	178	4,376	7.9%

Total	53,435	26,555	17,646	97,636	49,168	25,303	17,093	91,564	6.6%

Adjusted cost of operations (2)
Northern California	4,716	626	805	6,147	4,334	642	802	5,778	6.4%
Southern California	2,217	1,267	62	3,546	2,109	1,180	67	3,356	5.7%
Dallas	872	1,798	—	2,670	856	1,700	—	2,556	4.5%
Austin	625	1,764	—	2,389	614	1,706	—	2,320	3.0%
Northern Virginia	532	2,007	4,019	6,558	483	1,813	3,915	6,211	5.6%
South Florida	2,998	148	32	3,178	2,265	119	—	2,384	33.3%
Suburban Maryland	357	—	1,388	1,745	319	—	1,313	1,632	6.9%
Seattle	660	366	51	1,077	613	349	54	1,016	6.0%

Total	12,977	7,976	6,357	27,310	11,593	7,509	6,151	25,253	8.1%

NOI
Northern California	18,293	1,841	2,355	22,489	15,940	1,725	2,091	19,756	13.8%
Southern California	6,854	3,546	121	10,521	6,492	3,336	98	9,926	6.0%
Dallas	2,149	3,503	—	5,652	2,070	3,372	—	5,442	3.9%
Austin	1,371	3,817	—	5,188	1,311	3,472	—	4,783	8.5%
Northern Virginia	1,356	4,265	6,102	11,723	1,344	4,319	6,295	11,958	(2.0%)
South Florida	7,468	339	1	7,808	7,604	369	—	7,973	(2.1%)
Suburban Maryland	723	—	2,577	3,300	779	—	2,334	3,113	6.0%
Seattle	2,244	1,268	133	3,645	2,035	1,201	124	3,360	8.5%

Total	$40,458	$18,579	$11,289	$70,326	$37,575	$17,794	$10,942	$66,311	6.1%

(1)	Rental income includes lease buyout income of $232,000 and $120,000 for the three months ended December 31, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $280,000 for the three months ended December 31, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $142,000 for the three months ended December 31, 2018 had previously been excluded from adjusted cost of operations.

	For the Years Ended
	December 31, 2019				December 31, 2018				Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	% Change
Rental income (1)
Northern California	$86,088	$9,801	$12,157	$108,046	$78,721	$9,442	$11,447	$99,610	8.5%
Southern California	35,387	18,932	761	55,080	34,272	17,954	647	52,873	4.2%
Dallas	12,412	21,377	—	33,789	11,566	19,333	—	30,899	9.4%
Austin	8,317	22,362	—	30,679	7,863	21,745	—	29,608	3.6%
Northern Virginia	7,468	24,620	41,646	73,734	7,350	24,755	41,713	73,818	(0.1%)
South Florida	41,543	1,916	142	43,601	39,810	1,931	83	41,824	4.2%
Suburban Maryland	4,396	—	15,480	19,876	4,464	—	14,511	18,975	4.7%
Seattle	10,950	6,342	726	18,018	10,474	6,003	727	17,204	4.7%

Total	206,561	105,350	70,912	382,823	194,520	101,163	69,128	364,811	4.9%

Adjusted cost of operations (2)
Northern California	18,526	2,602	3,185	24,313	17,207	2,512	2,934	22,653	7.3%
Southern California	8,869	5,063	283	14,215	8,397	4,685	267	13,349	6.5%
Dallas	3,702	7,786	—	11,488	3,666	7,230	—	10,896	5.4%
Austin	2,778	8,065	—	10,843	2,637	7,715	—	10,352	4.7%
Northern Virginia	2,104	7,557	15,827	25,488	1,998	7,314	15,816	25,128	1.4%
South Florida	11,262	602	113	11,977	10,162	509	62	10,733	11.6%
Suburban Maryland	1,427	—	5,699	7,126	1,349	—	5,640	6,989	2.0%
Seattle	2,566	1,492	200	4,258	2,612	1,446	222	4,280	(0.5%)

Total	51,234	33,167	25,307	109,708	48,028	31,411	24,941	104,380	5.1%

NOI
Northern California	67,562	7,199	8,972	83,733	61,514	6,930	8,513	76,957	8.8%
Southern California	26,518	13,869	478	40,865	25,875	13,269	380	39,524	3.4%
Dallas	8,710	13,591	—	22,301	7,900	12,103	—	20,003	11.5%
Austin	5,539	14,297	—	19,836	5,226	14,030	—	19,256	3.0%
Northern Virginia	5,364	17,063	25,819	48,246	5,352	17,441	25,897	48,690	(0.9%)
South Florida	30,281	1,314	29	31,624	29,648	1,422	21	31,091	1.7%
Suburban Maryland	2,969	—	9,781	12,750	3,115	—	8,871	11,986	6.4%
Seattle	8,384	4,850	526	13,760	7,862	4,557	505	12,924	6.5%

Total	$155,327	$72,183	$45,605	$273,115	$146,492	$69,752	$44,187	$260,431	4.9%

(1)	Rental income includes lease buyout income of $1.4 million and $583,000 for the years ended December 31, 2019 and 2018, respectively.
(2)

Adjusted cost of operations represents cost of operations excluding non-cash stock compensation expense related to employees whose compensation expense is included in cost of operations. Refer to the “Forward-Looking Statement and Non-GAAP Disclosures” on page 3 for more information. Beginning January 1, 2019, the Company has recorded our divisional vice presidents’ compensation costs within general and administrative expense as we determined that the nature of these individuals’ responsibilities is more consistent with corporate oversight as opposed to direct property operations. As a result of this change, we have reclassified divisional vice presidents’ compensation costs totaling $1.2 million for the year ended September 30, 2018 from adjusted cost of operations into general and administrative expenses in order to conform to the current periods’ presentation. Non-cash compensation expense for our divisional vice presidents, which totaled $585,000 for the year ended December 31, 2018 had previously been excluded from adjusted cost of operations.

	For the Year Ended December 31, 2019	Cost per Weighted Average Square Foot
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$10,748	$0.42
Tenant improvements	15,242	0.59
Lease commissions	7,632	0.30

Total Same Park recurring capital expenditures	33,622	$1.31

Non-Same Park
Capital improvements	72	$0.06
Tenant improvements	1,750	1.36
Lease commissions	386	0.30

Total Non-Same Park recurring capital expenditures	2,208	$1.72

Total recurring capital expenditures	35,830	$1.33
Assets sold or held for sale recurring capital expenditures	1,021

Total commercial recurring capital expenditures	36,851
Non-recurring property renovations (2)	2,494
Multifamily capital expenditures	20

Total capital expenditures	$39,365

(1)

The Company defines “recurring capital expenditures” as capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

(2)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

	For the Three Months Ended		For the Years Ended
	December 31,		December 31,
	2019	2018	2019	2018
Net income allocable to common shareholders	$27,491	$31,499	$108,703	$172,899
Adjustments
Gain on sale of real estate facilities	(16,644)	(8,201)	(16,644)	(93,484)
Depreciation and amortization	28,386	25,737	104,249	99,242
Net income allocable to noncontrolling interests	7,336	8,385	29,006	45,199
Net income allocable to restricted stock unit holders	211	331	910	1,923
FFO allocated to joint venture partner	(44)	(21)	(149)	(13)

FFO allocable to diluted common shares and units	46,736	57,730	226,075	225,766
Charge related to the redemption of preferred securities	11,007	—	11,007	—

Core FFO allocable to diluted common shares and units	57,743	57,730	237,082	225,766
Adjustments
Recurring capital improvements	(4,861)	(3,327)	(10,820)	(8,992)
Tenant improvements	(5,289)	(5,416)	(16,992)	(15,983)
Capitalized lease commissions	(2,239)	(1,599)	(8,018)	(7,438)
Total recurring capital expenditures for assets sold or held for sale	(221)	(1,440)	(1,021)	(5,061)
Total multifamily capital expenditures	—	—	(20)	(13)
Straight-line rent	(572)	(736)	(2,858)	(3,061)
In-place lease adjustment	(55)	22	(50)	57
Tenant improvement reimbursement amortization, net of lease incentive amortization	(240)	(536)	(1,028)	(2,226)
Stock compensation expense	965	1,241	4,956	4,174
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(230)	(26)	(6,350)	(4,981)

FAD allocable to diluted common shares and units	45,001	45,913	194,881	182,242
Distributions to common shareholders	(28,811)	(28,730)	(115,154)	(103,837)
Distributions to noncontrolling interests - common units	(7,671)	(7,670)	(30,683)	(27,760)
Distributions to restricted stock unit holders	(211)	(307)	(910)	(1,142)
Distributions to noncontrolling interests - joint venture	(56)	—	(134)	—

Free cash available after fixed charges	8,252	9,206	48,000	49,503
Non-recurring property renovations (1)	(483)	(1,063)	(2,494)	(1,176)
Investment in multifamily redevelopment (2)	(2,339)	(666)	(4,929)	(4,358)
Investment in industrial development (3)	(66)	—	(349)	—

Retained cash	$5,364	$7,477	$40,228	$43,969

Weighted average outstanding
Common shares	27,439	27,353	27,418	27,321
Operating partnership units	7,305	7,305	7,305	7,305
Restricted stock units	111	169	124	182
Common share equivalents	112	101	108	101

Total diluted common shares and units	34,967	34,928	34,955	34,909

FFO per share	$1.34	$1.65	$6.47	$6.47
Core FFO per share	$1.65	$1.65	$6.78	$6.47
FAD distribution payout ratio (4)	81.7%	79.9%	75.4%	72.8%

(1)	Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.
(2)	Represents predevelopment and development costs related to multifamily redevelopment projects.
(3)	Represents predevelopment costs related to industrial development projects.
(4)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of December 31, 2019			As of December 31, 2018
		% of Total			% of Total
		Market	WTD Average		Market	WTD Average
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
$250.0 million unsecured credit facility (LIBOR + 0.825%)	$-	-	-	$-	-	-

Total unsecured debt	-	-	-	-	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	189,750	2.8%		189,750	3.4%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.5%		230,000	4.2%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.0%		200,000	3.6%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	4.9%		-	-
5.750% Series U preferred stock (9,200,000 depositary shares outstanding) redeemed 12/30/19	-	-		230,000	4.2%
5.700% Series V preferred stock (4,400,000 depositary shares outstanding) redeemed 12/30/19	-	-		110,000	2.0%

Total preferred equity	944,750	14.2%	5.10%	959,750	17.4%	5.40%

Total debt and preferred equity	944,750	14.2%	5.10%	959,750	17.4%	5.40%

Common stock (27,440,953 and 27,362,101 shares outstanding as of December 31, 2019 and December 31, 2018, respectively) (1)	4,524,190	67.8%		3,584,435	65.2%
Common operating partnership units (7,305,355 units outstanding as of December 31, 2019 and December 31,2018) (1)	1,204,434	18.0%		957,002	17.4%

Total common equity (1)	5,728,624	85.8%		4,541,437	82.6%

Total market capitalization	$6,673,374	100.0%		$5,501,187	100.0%

	For the year ended December 31, 2019			For the year ended December 31, 2018
Interest expense and related expenses (3)	$611			$555
Preferred distributions	54,346			51,880

Total fixed charges and preferred distributions	$54,957			$52,435

Ratio of EBITDAre to fixed charges and preferred distributions	5.3x			5.3x
Ratio of FFO to fixed charges and preferred distributions	5.3x			5.3x
Ratio of Debt and Preferred Equity to EBITDAre (2)	3.3x			3.5x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each reporting period. Closing share prices on December 31, 2019 and December 31, 2018 were $164.87 and $131.00, respectively.

(2)

Ratio of debt and preferred equity to EBITDAre is calculated as total debt and preferred equity divided by EBITDAre. Ratio of debt and preferred equity to EBITDAre as of December 31, 2019 is calculated using EBITDAre for the year ended December 31, 2019.

(3)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.

Industry Concentration as of December 31, 2019 (1)

			Percentage of
			Total Rental Income
Business services			19.0%
Warehouse, distribution, transportation and logistics			12.5%
Computer hardware, software and related services			10.8%
Retail, food, and automotive			7.9%
Health services			7.8%
Engineering and construction			7.7%
Government			6.1%
Insurance and financial services			3.2%
Electronics			2.9%
Home furnishings			2.6%
Communications			1.9%
Aerospace/defense products and services			1.8%
Educational services			1.0%
Other			14.8%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of December 31, 2019 (1)

	Square	Annualized	Percentage of Total
Customer	Footage	Rental Income (2)	Annualized Rental Income

US Government	521,000	$12,806	3.1%
Luminex Corporation	199,000	4,348	1.0%
Amazon Inc.	213,000	2,718	0.7%
KZ Kitchen Cabinet & Stone	191,000	2,599	0.6%
Lockheed Martin Corporation	124,000	2,554	0.6%
CentralColo, LLC	96,000	2,313	0.6%
Applied Materials, Inc.	162,000	2,313	0.6%
Carbel, LLC	207,000	2,143	0.5%
Quanta Computer Inc.	179,000	1,874	0.5%
ECS Federal, LLC	81,000	1,840	0.4%

Total	1,973,000	$35,508	8.6%

Tenant Composition as of December 31, 2019 (1)

			Average Tenant Size
		Number	(in square feet)
		of Tenants	Average square footage
Large Tenant Portfolio (3)		1,383	13,161
Small Tenant Portfolio (4)		3,629	2,164

Total Portfolio		5,012	5,199

(1)	Excludes assets held for sale as of December 31, 2019.
(2)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from January 1, 2020 through the respective date of expiration.
(3)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(4)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Years
	Ended December 31,			Ended December 31,
Region	2019	2018	% Change	2019	2018	% Change
Northern California	$16.64	$14.42	15.4%	$15.52	$14.06	10.4%
Southern California	$18.12	$16.72	8.4%	$17.67	$16.50	7.1%
Dallas	$12.39	$11.92	3.9%	$12.66	$11.92	6.2%
Austin	$16.44	$15.78	4.2%	$17.02	$16.29	4.5%
Northern Virginia	$19.97	$19.75	1.1%	$20.01	$20.31	(1.5%)
South Florida	$11.94	$11.14	7.2%	$11.82	$11.23	5.3%
Suburban Maryland	$19.40	$19.00	2.1%	$19.39	$19.89	(2.5%)
Seattle	$13.89	$12.71	9.3%	$13.49	$12.60	7.1%
Total	$16.10	$14.94	7.8%	$15.76	$14.96	5.3%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Years
	Ended December 31,			Ended December 31,
Region	2019	2018	% Change	2019	2018	% Change
Northern California	$15.81	$14.10	12.1%	$14.91	$13.75	8.4%
Southern California	$17.14	$16.18	5.9%	$16.78	$16.11	4.2%
Dallas	$11.53	$11.08	4.1%	$11.70	$10.70	9.3%
Austin	$15.44	$14.47	6.7%	$15.63	$15.08	3.6%
Northern Virginia	$18.67	$18.55	0.6%	$18.82	$18.85	(0.2%)
South Florida	$11.37	$10.72	6.1%	$11.28	$10.82	4.3%
Suburban Maryland	$17.62	$16.58	6.3%	$17.36	$16.57	4.8%
Seattle	$13.59	$12.59	7.9%	$12.96	$12.38	4.7%
Total	$15.20	$14.25	6.7%	$14.90	$14.20	4.9%

Realized Revenue per Occupied Square Foot (1) (2)
	For the Three Months			For the Years
	Ended December 31,			Ended December 31,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$13.65	$12.29	11.1%	$13.12	$12.18	7.7%
Flex	$18.58	$17.86	4.0%	$18.62	$18.01	3.4%
Office	$24.42	$23.96	1.9%	$24.55	$24.80	(1.0%)
Total	$16.10	$14.94	7.8%	$15.76	$14.96	5.3%

Revenue per Available Foot (RevPAF) (1) (3)
	For the Three Months			For the Years
	Ended December 31,			Ended December 31,
Region	2019	2018	% Change	2019	2018	% Change
Industrial	$12.98	$11.94	8.7%	$12.54	$11.81	6.2%
Flex	$17.42	$16.60	4.9%	$17.28	$16.59	4.2%
Office	$22.54	$21.83	3.3%	$22.64	$22.07	2.6%
Total	$15.20	$14.25	6.7%	$14.90	$14.20	4.9%

(1)

Rental income includes lease buyout income of $232,000 and $120,000 for the three months ended December 31, 2019 and 2018, respectively, and $1.4 million and $583,000 for the years ended December 31, 2019 and 2018, respectively.

(2)	Represents revenue earned per occupied square foot. For the three month period ending December 31, 2019 and 2018, rental income amounts have been annualized.
(3)	Represents revenue earned per total weighted average available square foot. For the three month period ending December 31, 2019 and 2018, rental income amounts have been annualized.

(1)	Excludes assets held for sale as of December 31, 2019.

Rentable Square Footage of Same Park Properties by Product Type as of December 31, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	507	1,440	1,970	3,917	15.2%
South Florida	3,728	126	12	3,866	15.0%
Silicon Valley	3,094	367	-	3,461	13.8%
East Bay	3,297	53	-	3,350	13.0%
Dallas	1,300	1,587	-	2,887	11.2%
Suburban Maryland	394	-	751	1,145	4.4%
Austin	755	1,208	-	1,963	7.6%
Los Angeles County	1,256	317	31	1,604	6.2%
Seattle	1,092	270	28	1,390	5.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	3.0%
Mid-Peninsula	-	94	340	434	1.7%

Total	16,466	6,098	3,132	25,696	100.0%

Percentage by Product Type	64.1%	23.7%	12.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.9%	97.0%	90.8%	93.5%
South Florida		95.4%	87.8%	100.0%	95.2%
Silicon Valley		92.4%	97.2%	-	92.9%
East Bay		97.4%	93.9%	-	97.4%
Dallas		95.0%	91.3%	-	93.0%
Suburban Maryland		83.8%	-	94.1%	90.6%
Austin		98.0%	91.3%	-	93.8%
Los Angeles County		93.6%	95.5%	95.0%	94.0%
Seattle		98.5%	95.1%	100.0%	97.9%
Orange County		94.5%	91.2%	-	94.1%
San Diego County		98.3%	95.7%	-	96.5%
Mid-Peninsula		-	94.1%	94.4%	94.4%
Total		95.1%	93.8%	92.2%	94.4%

Same Park Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		94.0%	97.2%	91.8%	94.1%
South Florida		95.7%	88.2%	91.5%	95.4%
Silicon Valley		96.8%	95.5%	-	95.8%
East Bay		95.7%	96.9%	-	96.8%
Dallas		95.3%	90.0%	-	92.4%
Suburban Maryland		85.0%	-	91.6%	89.3%
Austin		98.1%	87.8%	-	91.8%
Los Angeles County		94.5%	95.7%	93.9%	94.7%
Seattle		96.3%	95.2%	100.0%	96.2%
Orange County		94.6%	96.7%	-	94.8%
San Diego County		97.7%	95.0%	-	95.8%
Mid-Peninsula		-	92.5%	94.4%	93.9%
Total		95.6%	92.8%	92.1%	94.5%

(1)	Excludes assets held for sale as of December 31, 2019.

Rentable Square Footage of Same Park Properties by Size as of December 31, 2019 (1) (2)

Markets	Large Tenant	Small Tenant	Total	% of Total

Northern Virginia	2,479	1,438	3,917	15.2%
South Florida	3,107	759	3,866	15.0%
Silicon Valley	2,835	626	3,461	13.8%
East Bay	3,052	298	3,350	13.0%
Dallas	1,758	1,129	2,887	11.2%
Suburban Maryland	537	608	1,145	4.4%
Austin	1,718	245	1,963	7.6%
Los Angeles County	712	892	1,604	6.2%
Seattle	951	439	1,390	5.4%
Orange County	513	398	911	3.5%
San Diego County	-	768	768	3.0%
Mid-Peninsula	-	434	434	1.7%

Total	17,662	8,034	25,696	100.0%

Percentage by Product Type	68.7%	31.3%	100.0%

Same Park Weighted Average Occupancy Rates by Size for the Three Months Ended December 31, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		92.4%	95.3%	93.5%
South Florida		95.2%	95.3%	95.2%
Silicon Valley		92.9%	93.0%	92.9%
East Bay		97.2%	98.9%	97.4%
Dallas		94.0%	91.3%	93.0%
Suburban Maryland		90.2%	90.9%	90.6%
Austin		94.9%	86.6%	93.8%
Los Angeles County		92.1%	95.5%	94.0%
Seattle		98.8%	96.0%	97.9%
Orange County		93.9%	94.5%	94.1%
San Diego County		-	96.5%	96.5%
Mid-Peninsula		-	94.4%	94.4%
Total		94.5%	94.2%	94.4%

Same Park Weighted Average Occupancy Rates by Size for the Year Ended December 31, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		93.7%	94.6%	94.1%
South Florida		95.6%	94.6%	95.4%
Silicon Valley		96.5%	99.2%	95.8%
East Bay		96.3%	93.6%	96.8%
Dallas		92.6%	92.0%	92.4%
Suburban Maryland		90.1%	88.6%	89.3%
Austin		93.3%	81.1%	91.8%
Los Angeles County		93.3%	95.8%	94.7%
Seattle		96.3%	96.0%	96.2%
Orange County		94.2%	95.7%	94.8%
San Diego County		-	95.8%	95.8%
Mid-Peninsula		-	93.9%	93.9%
Total		94.8%	93.8%	94.5%

(1)	Excludes assets held for sale as of December 31, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Rentable Square Footage of Properties by Product Type as of December 31, 2019 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,440	1,970	4,974	18.1%
South Florida	3,728	126	12	3,866	14.0%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,300	1,587	-	2,887	10.5%
Suburban Maryland	394	-	751	1,145	4.2%
Austin	755	1,208	-	1,963	7.2%
Los Angeles County	1,873	317	31	2,221	8.1%
Seattle	1,092	270	28	1,390	5.1%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,140	6,177	3,132	27,449	100.0%

Percentage by Product Type	66.1%	22.5%	11.4%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended December 31, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		92.5%	97.0%	90.8%	93.1%
South Florida		95.4%	87.8%	100.0%	95.2%
Silicon Valley		92.4%	97.1%	-	92.9%
East Bay		97.4%	93.9%	-	97.4%
Dallas		95.0%	91.3%	-	93.0%
Suburban Maryland		83.8%	-	94.1%	90.6%
Austin		98.0%	91.3%	-	93.8%
Los Angeles County		95.6%	95.5%	95.0%	95.6%
Seattle		98.5%	95.1%	100.0%	97.9%
Orange County		94.5%	91.2%	-	94.1%
San Diego County		98.3%	95.7%	-	96.5%
Mid-Peninsula		-	94.1%	94.4%	94.4%
Total		95.0%	93.8%	92.2%	94.4%

Weighted Average Occupancy Rates by Product Type for the Year Ended December 31, 2019 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		87.8%	97.2%	91.8%	92.1%
South Florida		95.7%	88.2%	91.5%	95.4%
Silicon Valley		96.8%	95.5%	-	95.8%
East Bay		95.7%	96.9%	-	96.8%
Dallas		95.3%	90.0%	-	92.4%
Suburban Maryland		85.0%	-	91.6%	89.3%
Austin		98.1%	87.8%	-	91.8%
Los Angeles County		95.3%	95.7%	93.9%	95.3%
Seattle		96.3%	95.2%	100.0%	96.2%
Orange County		94.6%	96.7%	-	94.8%
San Diego County		97.7%	95.0%	-	95.8%
Mid-Peninsula		-	92.5%	94.4%	93.9%
Total		95.0%	92.8%	92.1%	94.2%

(1)	Excludes assets held for sale as of December 31, 2019.

Rentable Square Footage of Properties by Size as of December 31, 2019 (1) (2)

Markets	Large	Small	Total	% of Total

Northern Virginia	3,399	1,575	4,974	18.1%
South Florida	3,107	759	3,866	14.0%
Silicon Valley	2,835	705	3,540	12.9%
East Bay	3,052	298	3,350	12.2%
Dallas	1,758	1,129	2,887	10.5%
Suburban Maryland	537	608	1,145	4.2%
Austin	1,718	245	1,963	7.2%
Los Angeles County	1,255	966	2,221	8.1%
Seattle	951	439	1,390	5.1%
Orange County	513	398	911	3.3%
San Diego County	-	768	768	2.8%
Mid-Peninsula	-	434	434	1.6%

Total	19,125	8,324	27,449	100%

Percentage by Product Type	69.7%	30.3%	100.0%

Weighted Average Occupancy Rates by Size for the Three Months Ended December 31, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		92.0%	95.6%	93.1%
South Florida		95.2%	95.3%	95.2%
Silicon Valley		92.9%	93.0%	92.9%
East Bay		97.2%	98.9%	97.4%
Dallas		94.0%	91.3%	93.0%
Suburban Maryland		90.2%	90.9%	90.6%
Austin		94.9%	86.6%	93.8%
Los Angeles County		95.5%	95.7%	95.6%
Seattle		98.8%	96.0%	97.9%
Orange County		93.9%	94.5%	94.1%
San Diego County		-	96.5%	96.5%
Mid-Peninsula		-	94.4%	94.4%
Total		94.5%	94.3%	94.4%

Weighted Average Occupancy Rates by Size for the Year Ended December 31, 2019 (1) (2)

Markets		Large Tenant	Small Tenant	Total

Northern Virginia		91.0%	94.4%	92.1%
South Florida		95.6%	94.6%	95.4%
Silicon Valley		96.5%	99.2%	95.8%
East Bay		96.3%	93.6%	96.8%
Dallas		92.6%	92.0%	92.4%
Suburban Maryland		90.1%	88.6%	89.3%
Austin		93.3%	81.1%	91.8%
Los Angeles County		94.6%	96.0%	95.3%
Seattle		96.3%	96.0%	96.2%
Orange County		94.2%	95.7%	94.8%
San Diego County		-	95.8%	95.8%
Mid-Peninsula		-	93.9%	93.9%
Total		94.3%	93.8%	94.2%

(1)	Excludes assets held for sale as of December 31, 2019.
(2)

The Company’s “large tenant” portfolio consists of properties with average leases greater than or equal to 5,000 square feet while the “small tenant” portfolio consists of properties with average leases less than 5,000 square feet.

Lease Expirations - Total Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2020	6,487	$100,739	22.7%	22.7%
2021	5,148	87,644	19.8%	19.8%
2022	4,796	85,089	19.2%	19.2%
2023	3,249	54,686	12.3%	12.3%
2024	2,589	45,396	10.3%	10.3%
Thereafter	3,835	69,309	15.7%	15.7%

Total	26,104	$442,863	100.0%	100.0%

Lease Expirations - Industrial

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2020	4,419	$55,628	22.6%	12.5%
2021	3,221	46,648	19.0%	10.5%
2022	3,055	44,367	18.0%	10.0%
2023	2,238	31,944	13.0%	7.1%
2024	1,835	27,732	11.3%	6.3%
Thereafter	2,593	39,728	16.1%	9.0%

Total	17,361	$246,047	100.0%	55.4%

Lease Expirations - Flex

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2020	1,358	$25,910	21.8%	5.9%
2021	1,378	27,000	22.7%	6.1%
2022	1,195	25,470	21.5%	5.8%
2023	567	11,366	9.6%	2.6%
2024	433	9,215	7.8%	2.1%
Thereafter	883	19,645	16.6%	4.4%

Total	5,814	$118,606	100.0%	26.9%

Lease Expirations - Office (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)%		Rental Income

2020	710	$19,201	24.6%	4.3%
2021	549	13,996	17.9%	3.2%
2022	546	15,252	19.5%	3.4%
2023	444	11,376	14.5%	2.6%
2024	321	8,449	10.8%	1.9%
Thereafter	359	9,936	12.7%	2.3%

Total	2,929	$78,210	100.0%	17.7%

(1)	Excludes assets held for sale as of December 31, 2019.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - Southern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	1,356	$20,916	30.8%	4.7%
2021	854	16,308	24.0%	3.7%
2022	834	15,479	22.8%	3.5%
2023	287	5,618	8.3%	1.3%
2024	280	5,795	8.5%	1.3%
Thereafter	196	3,769	5.6%	0.9%

Total	3,807	$67,885	100.0%	15.4%

Lease Expirations - Northern California

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	1,682	$27,701	22.8%	6.3%
2021	1,222	22,267	18.4%	5.0%
2022	1,097	18,774	15.5%	4.2%
2023	860	15,057	12.4%	3.4%
2024	739	12,600	10.4%	2.9%
Thereafter	1,443	24,812	20.5%	5.6%

Total	7,043	$121,211	100.0%	27.4%

Lease Expirations - Austin

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	268	$4,745	13.4%	1.1%
2021	320	6,010	17.0%	1.4%
2022	379	6,671	18.8%	1.5%
2023	181	3,248	9.2%	0.8%
2024	205	4,305	12.2%	1.0%
Thereafter	527	10,430	29.4%	2.4%

Total	1,880	$35,409	100.0%	8.2%

Lease Expirations - Dallas

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	597	$7,901	21.6%	1.8%
2021	674	8,974	24.5%	2.0%
2022	378	5,358	14.6%	1.2%
2023	407	5,478	15.0%	1.2%
2024	188	2,847	7.8%	0.6%
Thereafter	400	6,033	16.5%	1.4%

Total	2,644	$36,591	100.0%	8.2%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

Lease Expirations - South Florida

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	808	$9,336	20.5%	2.1%
2021	784	10,165	22.4%	2.3%
2022	757	9,651	21.2%	2.2%
2023	624	7,731	17.0%	1.7%
2024	471	6,116	13.5%	1.4%
Thereafter	196	2,452	5.4%	0.5%

Total	3,640	$45,451	100.0%	10.2%

Lease Expirations - Northern Virginia

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	1,136	$19,677	21.3%	4.4%
2021	832	15,256	16.5%	3.4%
2022	1,024	23,193	25.0%	5.2%
2023	469	9,756	10.5%	2.2%
2024	484	9,848	10.6%	2.2%
Thereafter	721	14,893	16.1%	3.4%

Total	4,666	$92,623	100.0%	20.8%

Lease Expirations - Suburban Maryland (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	190	$4,628	20.2%	1.0%
2021	195	3,792	16.6%	0.9%
2022	128	2,648	11.5%	0.6%
2023	230	4,986	21.8%	1.1%
2024	91	1,989	8.7%	0.5%
Thereafter	214	4,862	21.2%	1.1%

Total	1,048	$22,905	100.0%	5.2%

Lease Expirations - Seattle

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)%		Rental Income

2020	450	$5,835	28.1%	1.3%
2021	267	4,872	23.4%	1.1%
2022	199	3,315	16.0%	0.8%
2023	191	2,812	13.5%	0.6%
2024	131	1,896	9.1%	0.4%
Thereafter	138	2,058	9.9%	0.4%

Total	1,376	$20,788	100.0%	4.6%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.
(2)	Excludes assets held for sale as of December 31, 2019.

Lease Expirations - Large Tenant Portfolio (1) (2)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income

2020	4,056	$54,943	19.6%	12.4%
2021	2,959	43,273	15.5%	9.8%
2022	3,286	53,977	19.3%	12.2%
2023	2,408	36,554	13.1%	8.2%
2024	2,084	33,668	12.0%	7.6%
Thereafter	3,378	57,440	20.5%	13.0%

Total	18,171	$279,855	100.0%	63.2%

Lease Expirations - Small Tenant Portfolio (3)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (4)%		Rental Income

2020	2,431	$45,796	28.1%	10.3%
2021	2,189	44,371	27.2%	10.0%
2022	1,510	31,112	19.1%	7.0%
2023	841	18,132	11.1%	4.1%
2024	505	11,728	7.2%	2.7%
Thereafter	457	11,869	7.3%	2.7%

Total	7,933	$163,008	100.0%	36.8%

(1)	Excludes assets held for sale as of December 31, 2019.
(2)	Large tenant portfolio consists of properties with average leases greater than or equal to 5,000 square feet.
(3)	Small tenant portfolio consists of properties with average leases less than 5,000 square feet.
(4)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-letting of expiring spaces.

	Total Portfolio Activity (1)
	Wtd. Avg.		Leasing		Customer		Transaction Costs		Transaction Costs		Cash Rental Rate
	Occupancy		Volume		Retention		per Executed Foot		as a % of Rents (2)		Change (3)
	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD	QTD	YTD
Northern Virginia	93.1%	92.1%	348,000	1,453,000	73.0%	73.9%	$8.63	$7.19	12.0%	10.8%	-4.0%	-2.3%

South Florida	95.2%	95.4%	276,000	941,000	56.7%	49.7%	$1.13	$1.67	2.5%	3.4%	10.7%	12.7%

Silicon Valley	92.9%	95.8%	395,000	1,048,000	87.1%	81.8%	$4.60	$2.98	3.4%	2.7%	18.3%	19.7%

East Bay	97.4%	96.8%	140,000	599,000	58.0%	44.9%	$1.41	$1.75	1.9%	2.5%	16.2%	21.8%

Dallas	93.0%	92.4%	188,000	838,000	57.7%	60.9%	$2.89	$4.97	8.8%	11.8%	1.3%	5.7%

Suburban Maryland	90.6%	89.3%	71,000	216,000	91.2%	73.9%	$2.57	$6.40	4.3%	9.7%	-3.1%	-3.5%

Austin	93.8%	91.8%	261,000	529,000	89.5%	77.5%	$6.56	$5.49	7.9%	7.8%	4.6%	5.6%

Los Angeles	95.6%	95.3%	146,000	626,000	83.2%	74.6%	$1.14	$1.55	2.4%	3.0%	13.9%	13.9%

Seattle	97.9%	96.2%	43,000	382,000	14.2%	64.9%	$2.05	$1.22	3.5%	2.1%	10.2%	15.8%

Orange County	94.1%	94.8%	82,000	257,000	82.6%	57.7%	$2.56	$2.23	2.8%	2.8%	2.9%	2.5%

San Diego	96.5%	95.8%	100,000	358,000	73.9%	68.9%	$1.98	$1.98	4.0%	3.9%	5.0%	6.0%

Mid-Peninsula	94.4%	93.9%	27,000	130,000	69.1%	64.1%	$1.23	$1.14	1.5%	1.2%	6.3%	9.0%

Company Totals by Market	94.4%	94.2%	2,077,000	7,377,000	69.1%	65.8%	$4.08	$3.73	5.4%	5.6%	6.4%	8.3%

Industrial	95.0%	95.0%	1,487,000	4,896,000	68.2%	64.2%	$2.91	$2.27	3.7%	3.5%	9.9%	12.8%

Flex	93.8%	92.8%	453,000	1,615,000	73.1%	68.9%	$6.74	$5.44	9.7%	8.6%	1.6%	5.7%

Office	92.2%	92.1%	137,000	866,000	67.4%	68.8%	$7.94	$8.79	11.6%	10.7%	-1.9%	-1.0%

Company Totals by Type	94.4%	94.2%	2,077,000	7,377,000	69.1%	65.8%	$4.08	$3.73	5.4%	5.6%	6.4%	8.3%

(1)	Excludes assets held for sale as of December 31, 2019.
(2)	Transaction cost percentages are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
(3)

Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

			Total Costs (1)	Construction
Property Information	Location	Apartment Units	(in thousands)	Completion
Highgate at the Mile	Tysons, VA	395	$115,426	Q4 2017

As of December 31, 2019
Period end occupancy	94.7%
Average rent per unit (2)	$ 2,133

(1)

The total costs of the project include contributed land value of $21.0 million plus unrealized land appreciation of $6.0 million. The unrealized land appreciation of $6.0 million is not recorded on our balance sheet.

(2)

Average rent per unit is defined as the total potential monthly rental revenue (i.e. actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the number of rentable units.